Exhibit 99.1

September 9, 2026

Caleres Reports Second Quarter 2026 Results
Second quarter adjusted EPS exceeds expectations; Brand Portfolio delivers strong organic growth and margin expansion.

●	Reported second quarter net sales of $695.5 million, up 5.6%.
o	Brand Portfolio sales growth was broad-based, up 23.6% and 8.2% organically.
o	International up 57.0% and 18.2% organically.
o	Stuart Weitzman tracking in line with our expectations.
o	Famous Footwear sales declined 6.3%, with comparable sales down 5.9%.
●	Grew market share in Total Footwear, while Brand Portfolio gained share in Women’s Fashion Footwear.
●	GAAP consolidated gross margin expanded 1,140 basis points to 54.8%, driven by Brand Portfolio and tariff refunds. Excluding tariff refunds, adjusted gross margin was up 340 basis points to 46.8%.
●	Reported second quarter GAAP earnings per diluted share of $1.71 versus $0.20 last year, or adjusted earnings per diluted share of $0.47 versus $0.35 last year.
●	Expects third quarter 2026 consolidated net sales up low-single digits, with GAAP earnings per diluted share of $0.62 to $0.70.
●	Expects full-year 2026 consolidated net sales up low-to-mid-single digits and GAAP earnings per diluted share of $2.80 to $2.95, with adjusted earnings per diluted share of $1.50 to $1.65 versus prior guidance of $1.40 to $1.65.

Sam Edelman Alie Ballet Flats

ST. LOUIS --(BUSINESS WIRE)-- Caleres (NYSE: CAL), a market-leading portfolio of consumer-driven footwear brands, today reported financial results for the second quarter 2026.

“We are pleased with our second quarter performance. In our Brand Portfolio, we experienced broad-based gains across brands, channels, and geographies and we gained market share in Women’s Fashion Footwear, according to Circana,” said Jay Schmidt, president and chief executive officer. “At Famous Footwear, results were below our expectations, as a later Back-to-School season and softness in lifestyle athletic pressured sales and margins. Quarter to date through Labor Day, Famous Footwear comparable store sales are flat.

“Despite the shift in Back-to-School, Caleres delivered strong profit improvement and earnings ahead of our guidance. Fashion footwear is clearly seeing breakout momentum – and Caleres’ brands are resonating with consumers. Within Famous Footwear, we are pivoting to quickly align our assortment with changing consumer demand, emphasizing fashion, which continues to meaningfully outperform lifestyle athletic products quarter to date.”

“We’re operating in an environment that remains dynamic, but our focus is clear. We will capitalize on the strength in our Brand Portfolio, improve performance at Famous Footwear, and continue rebuilding earnings power.”

Second Quarter 2026 Results

(13 weeks ended August 1, 2026, compared to 13 weeks ended August 2, 2025)

●Net sales were $695.5 million, up 5.6% versus second quarter 2025, and $653.0 million when excluding Stuart Weitzman, down 0.8% to second quarter 2025.

o	Brand Portfolio net sales increased 23.6% to last year, and 8.2% when excluding Stuart Weitzman.
o	Famous Footwear net sales decreased 6.3% to last year, with comparable sales down 5.9%.
o	Direct-to-consumer sales represented approximately 71% of total net sales.
●	GAAP gross profit was $381.0 million, with gross margin of 54.8%, up 1,140 basis points to last year, fueled by $55.6 million in tariff refunds. Excluding tariff refunds, adjusted gross profit was $325.4 million, or 46.8% of net sales, up 340 basis points to last year.
o	Brand Portfolio adjusted gross margin was 49.1%, up 880 basis points to last year.
o	Famous Footwear gross margin was 42.7%, down 100 basis points to last year.
●	Selling and administrative expenses were $303.4 million, or 43.6% of net sales, deleveraged 270 basis points to last year, primarily reflecting expenses related to Stuart Weitzman. Excluding Stuart Weitzman, selling and administrative expenses were $279.9 million, or 42.9% of net sales.
●	GAAP net earnings were $58.6 million, or $1.71 per diluted share, compared to $6.7 million, or $0.20 per diluted share, last year. Adjusted net earnings, excluding tariff refunds, were $16.1 million, or $0.47 per diluted share, compared to last year’s adjusted net earnings of $11.7 million, or $0.35 per diluted share.
●	Inventory was $754.2 million at quarter-end, up $61.0 million to last year. Excluding $69.0 million of inventory attributable to Stuart Weitzman, inventory was down 1.2%.
●	Borrowings under the asset-based revolving credit facility were $288.0 million at quarter-end, with $357.3 million in availability under our revolver.

Third Quarter & Full Year Outlook

For third quarter 2026, we expect consolidated net sales to increase low-single digits versus last year. Brand Portfolio sales are anticipated to increase in the mid-high-single digit percent range. Famous Footwear sales and comparable sales are expected to be down low-single digits. Gross margin is expected to improve 150 to 200 basis points, reflecting tariff mitigation efforts and lower current tariff rates. We anticipate a third quarter tax rate of 23% to 25%. We expect GAAP earnings per diluted share of $0.62 to $0.70.

For full-year 2026, we anticipate total sales to increase low-to-mid-single digits. Brand Portfolio sales are expected to be up low-double digits. Famous Footwear sales and comparable sales are expected to be down low-to-mid-single digits. Consolidated gross margin is expected to improve 180 to 220 basis points. We anticipate interest expense of approximately $16 to $17 million, a full-year tax rate of 24% to 26%, and capital expenditures of $50 to $55 million. We expect GAAP earnings per diluted share of $2.80 to $2.95, and adjusted earnings per diluted share of $1.50 to $1.65.

Third Quarter Outlook
Net Sales	Up low-single digits
Gross Margin	Up 150 to 200 bps
Tax Rate	23% to 25%
GAAP EPS	$0.62 to $0.70

Full Year Outlook
Net Sales	Up low-to-mid-single digits
Gross Margin	Up 180 to 220 bps
Interest Expense	$16 to $17 million
Tax Rate	24% to 26%
GAAP EPS	$2.80 to $2.95
Adjusted EPS	$1.50 to $1.65
Capital Expenditures	$50 to $55 million

###

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, September 9, 2026. The webcast and associated slides will be available at investor.caleres.com/events-and-presentations. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants; no passcode necessary. A replay will also be available at investor.caleres.com/events-and-presentations for a limited period. Investors can access the replay through September 23, 2026, by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the pin 13761988.

About Caleres

Caleres is a market-leading portfolio of global footwear brands that includes Famous Footwear, Sam Edelman, Stuart Weitzman, Allen Edmonds, Naturalizer and Vionic. Our products are available virtually everywhere — in the ~1,000 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-Commerce sites, and on many additional third-party retail websites. Combined, these brands make Caleres a company with both a legacy and a mission. Our legacy is nearly 150 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel great… feet first. Visit caleres.com to learn more about us.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides estimated and future gross profit, operating earnings (loss), net earnings and earnings per diluted share, adjusted to exclude certain gains, charges and tariff refund recoveries and the financial results of the acquired Stuart Weitzman business, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changes in United States and international trade policies, including tariffs and trade restrictions; (ii) changing consumer demands, which may be influenced by general economic conditions and other factors; (iii) inflationary pressures and supply chain disruptions; (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) supplier concentration, customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) transitional challenges with acquisitions and divestitures; (x) cybersecurity threats or other major disruption to the company’s information technology; (xi) the ability to accurately forecast sales and manage inventory levels; (xii) a disruption in the company’s distribution centers; (xiii) the ability to recruit and retain senior management and other key associates; (xiv) the ability to secure/exit leases on favorable terms; (xv) changes to tax laws, policies and treaties; (xvi) our commitments and shareholder expectations related to responsible business initiatives; (xvii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xviii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights.

The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 31, 2026, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
($ thousands, except per share amounts)	August 1, 2026	August 2, 2025	August 1, 2026	August 2, 2025
Net sales	$695,454	$658,519	$1,362,053	$1,272,740
Cost of goods sold	314,479	372,724	665,606	708,251
Gross profit	380,975	285,795	696,447	564,489
Selling and administrative expenses	303,361	269,747	597,090	536,230
Restructuring and other special charges, net	—	6,756	(2,126)	7,383
Operating earnings	77,614	9,292	101,483	20,876
Interest expense, net	(4,387)	(4,497)	(9,068)	(8,291)
Other income, net	4,504	993	5,670	1,677
Earnings before income taxes	77,731	5,788	98,085	14,262
Income tax (provision) benefit	(18,310)	1,273	(24,913)	(1,256)
Net earnings	59,421	7,061	73,172	13,006
Net earnings (loss) attributable to noncontrolling interests	779	348	252	(650)
Net earnings attributable to Caleres, Inc.	$58,642	$6,713	$72,920	$13,656

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.72	$0.20	$2.15	$0.40

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.71	$0.20	$2.14	$0.40

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	August 1, 2026	August 2, 2025
ASSETS
Cash and cash equivalents	$50,920	$191,494
Receivables, net	152,966	136,070
Inventories, net	754,241	693,282
Property and equipment, held for sale	—	16,777
Prepaid expenses and other current assets	90,557	61,795
Total current assets	1,048,684	1,099,418

Lease right-of-use assets	557,041	551,167
Property and equipment, net	198,215	185,628
Goodwill and intangible assets, net	198,968	186,756
Other assets	133,434	129,259
Total assets	$2,136,342	$2,152,228

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$288,000	$387,500
Trade accounts payable	284,726	296,327
Lease obligations	123,229	115,837
Other accrued expenses	247,171	215,423
Total current liabilities	943,126	1,015,087

Noncurrent lease obligations	466,082	465,794
Other liabilities	45,315	49,403
Total other liabilities	511,397	515,197

Total Caleres, Inc. shareholders’ equity	673,562	613,296
Noncontrolling interests	8,257	8,648
Total equity	681,819	621,944
Total liabilities and equity	$2,136,342	$2,152,228

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
($ thousands)	August 1, 2026	August 2, 2025
OPERATING ACTIVITIES:
Net cash provided by operating activities	$55,777	$41,646

INVESTING ACTIVITIES:
Purchases of property and equipment	(19,104)	(32,877)
Proceeds from sale of headquarters	3,951	—
Capitalized software	(1,459)	(1,195)
Adjustment to acquisition of Stuart Weitzman	(307)	—
Net cash used for investing activities	(16,919)	(34,072)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	207,850	643,500
Repayments under revolving credit agreement	(216,350)	(475,500)
Debt issuance costs	—	(2,920)
Dividends paid	(4,767)	(4,729)
Acquisition of treasury stock	(3,123)	(5,049)
Issuance of common stock under share-based plans, net	(2,090)	(3,331)
Contributions by noncontrolling interests	850	2,250
Net cash (used for) provided by financing activities	(17,630)	154,221
Effect of exchange rate changes on cash and cash equivalents	(77)	63
Increase in cash and cash equivalents	21,151	161,858
Cash and cash equivalents at beginning of period	29,769	29,636
Cash and cash equivalents at end of period	$50,920	$191,494

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	August 1, 2026			August 2, 2025

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$58,642	$1.71		$6,713	$0.20

Charges/other items:
Tariff refund recovery(1)	$(57,354)	(42,591)	(1.24)	$—	—	—
Stuart Weitzman acquisition and integration costs	—	—	—	2,259	1,678	0.05
Expense reduction initiatives	—	—	—	4,497	3,339	0.10
Total charges/other items	$(57,354)	$(42,591)	$(1.24)	$6,756	$5,017	$0.15
Adjusted earnings		$16,051	$0.47		$11,730	$0.35

	(Unaudited)
	Twenty-Six Weeks Ended
	August 1, 2026			August 2, 2025

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$72,920	$2.14		$13,656	$0.40

Charges/other items:
Tariff refund recovery(1)	$(57,354)	(42,591)	(1.25)	$—	—	—
Stuart Weitzman acquisition and integration costs	1,814	1,347	0.04	2,886	2,143	0.06
Gain on sale of corporate headquarters	(3,940)	(2,926)	(0.09)	—	—	—
Expense reduction initiatives	—	—	—	4,497	3,339	0.10
Total charges/other items	$(59,480)	$(44,170)	$(1.30)	$7,383	$5,482	$0.16
Adjusted earnings		$28,750	$0.84		$19,138	$0.56

(1)	Tariff refund recovery includes $55.6 million of IEEPA tariff recoveries, which are reflected in Cost of goods sold, and $1.8 million of interest received, which is included in Other income, net.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	August 1,	August 2,	August 1,	August 2,	August 1,	August 2,	August 1,	August 2,
($ thousands)	2026	2025	2026	2025	2026	2025	2026	2025
Net sales	$374,360	$399,593	$340,597	$275,620	$(19,503)	$(16,694)	$695,454	$658,519
Net sales, excluding Stuart Weitzman (1)	374,360	399,593	298,104	275,620	(19,503)	(16,694)	652,961	658,519

Gross profit	159,808	174,731	222,754	111,055	(1,587)	9	380,975	285,795
Adjusted gross profit	159,808	174,731	167,192	111,055	(1,587)	9	325,413	285,795
Adjusted gross profit, excluding Stuart Weitzman	159,808	174,731	146,722	111,055	(1,587)	9	304,943	285,795
Gross margin	42.7%	43.7%	65.4%	40.3%	8.1%	(0.1)%	54.8%	43.4%
Adjusted gross margin	42.7%	43.7%	49.1%	40.3%	8.1%	(0.1)%	46.8%	43.4%
Adjusted gross margin, excluding Stuart Weitzman	42.7%	43.7%	49.2%	40.3%	8.1%	(0.1)%	46.7%	43.4%

Operating earnings (loss)	5,164	18,551	91,248	6,649	(18,798)	(15,908)	77,614	9,292
Adjusted operating earnings (loss)	5,164	18,674	35,686	8,441	(18,798)	(11,067)	22,052	16,048
Adjusted operating earnings (loss), excluding Stuart Weitzman	5,164	18,674	38,717	8,441	(18,798)	(11,067)	25,083	16,048
Operating margin	1.4%	4.6%	26.8%	2.4%	n/m %	n/m %	11.2%	1.4%
Adjusted operating margin	1.4%	4.7%	10.5%	3.1%	n/m %	n/m %	3.2%	2.4%
Adjusted operating margin, excluding Stuart Weitzman	1.4%	4.7%	13.0%	3.1%	n/m %	n/m %	3.8%	2.4%

Comparable sales % (on a 13-week basis)	(5.9)%	(3.4)%	5.7%	3.9%	—%	—%	—%	—%
Company-operated stores, end of period	814	830	174	118	—	—	988	948

n/m – Not meaningful

(1)	Stuart Weitzman net sales were $42.5 million in the thirteen weeks ended August 1, 2026.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	August 1,	August 2,	August 1,	August 2,	August 1,	August 2,	August 1,	August 2,
($ thousands)	2026	2025	2026	2025	2026	2025	2026	2025
Gross profit	$159,808	$174,731	$222,754	$111,055	$(1,587)	$9	$380,975	$285,795
Charges/Other Items:
Tariff refund recovery	—	—	(55,562)	—	—	—	(55,562)	—
Adjusted gross profit	$159,808	$174,731	$167,192	$111,055	$(1,587)	$9	$325,413	$285,795

Stuart Weitzman
Stuart Weitzman gross profit	—	—	20,470	—	—	—	20,470	—
Adjusted gross profit, excluding Stuart Weitzman	$159,808	$174,731	$146,722	$111,055	$(1,587)	$9	$304,943	$285,795

Operating earnings (loss)	$5,164	$18,551	$91,248	$6,649	$(18,798)	$(15,908)	$77,614	$9,292
Charges/Other Items:
Tariff refund recovery	—	—	(55,562)	—	—	—	(55,562)	—
Stuart Weitzman acquisition and integration costs	—	—	—	—	—	2,259	—	2,259
Expense reduction initiatives	—	123	—	1,792	—	2,582	—	4,497
Total charges/other items	—	123	(55,562)	1,792	—	4,841	(55,562)	6,756
Adjusted operating earnings (loss)	$5,164	$18,674	$35,686	$8,441	$(18,798)	$(11,067)	$22,052	$16,048

Stuart Weitzman
Stuart Weitzman operating loss	—	—	(3,031)	—	—	—	(3,031)	—
Adjusted operating earnings (loss), excluding Stuart Weitzman	$5,164	$18,674	$38,717	$8,441	$(18,798)	$(11,067)	$25,083	$16,048

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	August 1,	August 2,	August 1,	August 2,	August 1,	August 2,	August 1,	August 2,
($ thousands)	2026	2025	2026	2025	2026	2025	2026	2025
Net sales	$693,681	$727,269	$696,867	$571,015	$(28,495)	$(25,544)	$1,362,053	$1,272,740
Net sales, excluding Stuart Weitzman (2)	693,681	727,269	610,513	571,015	(28,495)	(25,544)	1,275,699	1,272,740

Gross profit	299,814	323,173	397,265	240,341	(632)	975	696,447	564,489
Adjusted gross profit	299,814	323,173	341,703	240,341	(632)	975	640,885	564,489
Adjusted gross profit, excluding Stuart Weitzman	299,814	323,173	297,008	240,341	(632)	975	596,190	564,489
Gross margin	43.2%	44.4%	57.0%	42.1%	2.2%	(3.8)%	51.1%	44.4%
Adjusted gross margin	43.2%	44.4%	49.0%	42.1%	2.2%	(3.8)%	47.1%	44.4%
Adjusted gross margin, excluding Stuart Weitzman	43.2%	44.4%	48.6%	42.1%	2.2%	(3.8)%	46.7%	44.4%

Operating earnings (loss)	4,727	23,525	130,340	24,064	(33,584)	(26,713)	101,483	20,876
Adjusted operating earnings (loss)	4,727	23,648	75,235	25,856	(36,167)	(21,245)	43,795	28,259
Adjusted operating earnings (loss), excluding Stuart Weitzman	4,727	23,648	79,704	25,856	(36,167)	(21,245)	48,264	28,259
Operating margin	0.7%	3.2%	18.7%	4.2%	n/m %	n/m %	7.5%	1.6%
Adjusted operating margin	0.7%	3.3%	10.8%	4.5%	n/m %	n/m %	3.2%	2.2%
Adjusted operating margin, excluding Stuart Weitzman	0.7%	3.3%	13.1%	4.5%	n/m %	n/m %	3.8%	2.2%

Comparable sales % (on a 26-week basis)	(4.3)%	(3.9)%	6.2%	1.1%	—%	—%	—%	—%
Company-operated stores, end of period	814	830	174	118	—	—	988	948

n/m – Not meaningful

(2)	Stuart Weitzman net sales were $86.4 million in the twenty-six weeks ended August 1, 2026.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	August 1,	August 2,	August 1,	August 2,	August 1,	August 2,	August 1,	August 2,
($ thousands)	2026	2025	2026	2025	2026	2025	2026	2025
Gross profit	$299,814	$323,173	$397,265	$240,341	$(632)	$975	$696,447	$564,489
Charges/Other Items:
Tariff refund recovery	—	—	(55,562)	—	—	—	(55,562)	—
Adjusted gross profit	$299,814	$323,173	$341,703	$240,341	$(632)	$975	$640,885	$564,489

Stuart Weitzman
Stuart Weitzman gross profit	—	—	44,695	—	—	—	44,695	—
Adjusted gross profit, excluding Stuart Weitzman	$299,814	$323,173	$297,008	$240,341	$(632)	$975	$596,190	$564,489

Operating earnings (loss)	$4,727	$23,525	$130,340	$24,064	$(33,584)	$(26,713)	$101,483	$20,876
Charges/Other Items:
Tariff refund recovery	—	—	(55,562)	—	—	—	(55,562)	—
Stuart Weitzman acquisition and integration costs	—	—	457	—	1,357	2,886	1,814	2,886
Gain on sale of corporate headquarters	—	—	—	—	(3,940)	—	(3,940)	—
Expense reduction initiatives	—	123	—	1,792	—	2,582	—	4,497
Total charges/other items	—	123	(55,105)	1,792	(2,583)	5,468	(57,688)	7,383
Adjusted operating earnings (loss)	$4,727	$23,648	$75,235	$25,856	$(36,167)	$(21,245)	$43,795	$28,259

Stuart Weitzman
Stuart Weitzman operating loss	—	—	(4,469)	—	—	—	(4,469)	—
Adjusted operating earnings (loss), excluding Stuart Weitzman	$4,727	$23,648	$79,704	$25,856	$(36,167)	$(21,245)	$48,264	$28,259

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	August 1, 2026	August 2, 2025	August 1, 2026	August 2, 2025
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$59,421	$7,061	$73,172	$13,006
Net (earnings) loss attributable to noncontrolling interests	(779)	(348)	(252)	650
Net earnings attributable to Caleres, Inc.	58,642	6,713	72,920	13,656
Net earnings allocated to participating securities	(2,358)	(263)	(2,745)	(502)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$56,284	$6,450	$70,175	$13,154

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,665	32,494	32,643	32,509
Dilutive effect of share-based awards	162	127	153	127
Diluted common shares attributable to Caleres, Inc.	32,827	32,621	32,796	32,636

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.72	$0.20	$2.15	$0.40

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.71	$0.20	$2.14	$0.40

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	August 1, 2026	August 2, 2025	August 1, 2026	August 2, 2025
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$16,830	$12,078	$29,002	$18,488
Net (earnings) loss attributable to noncontrolling interests	(779)	(348)	(252)	650
Adjusted net earnings attributable to Caleres, Inc.	16,051	11,730	28,750	19,138
Net earnings allocated to participating securities	(664)	(461)	(1,083)	(711)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$15,387	$11,269	$27,667	$18,427

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,665	32,494	32,643	32,509
Dilutive effect of share-based awards	162	127	153	127
Diluted common shares attributable to Caleres, Inc.	32,827	32,621	32,796	32,636

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.47	$0.35	$0.85	$0.57

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.47	$0.35	$0.84	$0.56

SCHEDULE 8

CALERES, INC.
RECONCILIATION OF DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)		(Unaudited)
	Third Quarter 2026 Guidance		Fiscal 2026 Guidance
	Low	High	Low	High

GAAP diluted earnings per share	$0.62	$0.70	$2.80	$2.95

Tariff refund recovery	—	—	(1.25)	(1.25)
Stuart Weitzman acquisition and integration costs	—	—	0.04	0.04
Gain on sale of corporate headquarters	—	—	(0.09)	(0.09)
Adjusted diluted earnings per share	$0.62	$0.70	$1.50	$1.65

9

Investor Contact:
Liz Dunn

ldunn@caleres.com